UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2019

SPIRIT REALTY CAPITAL, INC.
SPIRIT REALTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Spirit Realty Capital, Inc.)	001-36004	20-1676382 (Spirit Realty Capital, Inc.)
Delaware (Spirit Realty, L.P.)	333-216815-01	20-1127940 (Spirit Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Street, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972)
476-1900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Spirit Realty Capital, Inc.	Common Stock, $0.05 par value per share	SRC	New York Stock Exchange
Spirit Realty Capital, Inc.	6.000% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	SRC-A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR §
240.12b-2).

Spirit Realty Capital, Inc. :	Emerging growth company ☐

Spirit Realty, L.P. :	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spirit Realty Capital, Inc.:	☐

Spirit Realty, L.P.:	☐

Item 8.01	Other Events.

On September 9, 2019, Spirit Realty Capital, Inc. (the “Company”) and Spirit Realty, L.P. (the “Operating Partnership”) entered into an underwriting agreement with J.P. Morgan Securities LLC, BofA Securities, Inc., RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named in the underwriting agreement with respect to an underwritten public offering of $300,000,000 aggregate principal amount of the Operating Partnership’s 3.200% Senior Notes due 2027 (the “2027 Notes”) and $500,000,000 aggregate principal amount of the Operating Partnership’s 3.400% Senior Notes due 2030 (the “2030 Notes” and together with the 2027 Notes, the “Notes”), each of which are to be fully and unconditionally guaranteed by the Company. The closing of the sale of the Notes is expected to occur on September 16, 2019, subject to the satisfaction of customary closing conditions.
The 2027 Notes will be issued pursuant to a base indenture (the “Base Indenture”), dated as of August 18, 2016, by and among the Operating Partnership, as issuer, and U.S. Bank National Association, as trustee, to be supplemented by a third supplemental indenture (together with the Base Indenture, the “2027 Notes Indenture”), by and among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee, to be dated as of the closing date.
The 2030 Notes will be issued pursuant to the Base Indenture, to be supplemented by a fourth supplemental indenture (together with the Base Indenture, the “2030 Notes Indenture”), by and among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee, to be dated as of the closing date. The 2027 Notes Indenture and the 2030 Notes Indenture will be filed with the Securities and Exchange Commission on a subsequent Current Report on Form
8-K.
The Notes are being offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on September 25, 2017 (Registration Nos.
333-220618
and
333-220618-01),
a base prospectus, dated September 25, 2017, and a prospectus supplement, dated September 9, 2019, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.
The foregoing description of the underwriting agreement is qualified in its entirety by the underwriting agreement attached as Exhibit 1.1 to this Current Report on Form
8-K
and incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

1.1
Underwriting Agreement, dated September 9, 2019, between Spirit Realty Capital, Inc., Spirit Realty, L.P. and J.P. Morgan Securities LLC, BofA Securities, Inc., RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: September 11, 2019

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Michael Hughes
Executive Vice President and Chief Financial Officer

SPIRIT REALTY, L.P.

By:	Spirit General OP Holdings, LLC, as general partner of Spirit Realty, L.P.

By:	/s/ Michael Hughes
Michael Hughes
Executive Vice President and Chief Financial Officer